1933 Act File No. 033-13019
1940 Act File No. 811-05083

Van Eck Worldwide Insurance Trust
Worldwide Absolute Return Fund

Supplement dated June 18, 2007
to the Prospectus and Statement of Additional Information
dated May 1, 2007

          This supplement updates certain information contained in the above-dated Prospectus and Statement of Additional Information (“SAI”) for Worldwide Insurance Trust (the “Trust”) regarding the Worldwide Absolute Return Fund (the “Fund”), a series of the Trust. You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

AXA Rosenberg Investment Management LLC

          Effective June 15, 2007, AXA Rosenberg Investment Management LLC (“AXA”) ceased to be a sub-adviser of the Fund. Accordingly, all references to AXA in the Prospectus and the SAI are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE